ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 1997

Offering investors the opportunity for a high level of current income from a diversified portfolio of fixed income securities



KEMPER HIGH YIELD FUND


                     "...Our primary investment strategy
                  for this fund has always been to carefully
                    select high yield bonds that are able
                      to withstand market stresses. ..."




                                                              [KEMPER FUND LOGO]
                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

CONTENTS
3
Economic Overview
5
Performance Update
8
Portfolio Statistics
9
Portfolio of Investments
16
Report of Independent Auditors
17
Financial Statements
19
Notes to Financial Statements
22
Financial Highlights


At A GLANCE
--------------------------------------------------------------------------------
Kemper High Yield Fund Total Return
Class A                            13.69%
Class B                            12.72%
Class C                            12.88%
Lipper High Current Yield
Funds Category Average             15.61%

FOR THE YEAR ENDED SEPTEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

Returns and rankings are historical and do not reflect future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/97   9/30/96
--------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND
    CLASS A                          $8.50     $8.23
--------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND
    CLASS B                          $8.49     $8.22
--------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND
    CLASS C                          $8.52     $8.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER HIGH YIELD
 FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER CURRENT HIGH YIELD FUNDS CATEGORY

                       CLASS A                  CLASS B             CLASS C
--------------------------------------------------------------------------------
 1-YEAR           #134 OF 171 FUNDS       #159 OF 171 FUNDS   #156 OF 171 FUNDS
--------------------------------------------------------------------------------
 5-YEAR           #21 OF 65 FUNDS                 N/A                 N/A
--------------------------------------------------------------------------------
 10-YEAR          #9 OF 45 FUNDS                  N/A                 N/A
--------------------------------------------------------------------------------
 15-YEAR          #1 OF 23 FUNDS                  N/A                 N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1997.

                           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
ONE-YEAR INCOME:           $0.7980   $0.7255   $0.7303
--------------------------------------------------------------------------------
SEPTEMBER DIVIDEND:        $0.0665   $0.0603   $0.0607
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:          9.39%     8.52%     8.55%
--------------------------------------------------------------------------------
SEC YIELD+:                  7.86%     7.34%     7.36%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR FIXED INCOME STYLE BOX       / /
--------------------------------------------------------------------------------

[MORNINGSTAR FIXED INCOME STYLE BOX]     /X/

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar Style
Box is based on a portfolio date as of September 30, 1997.) The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.


CYCLICAL ISSUES Cyclical issues are bonds within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of noncyclical industries such as food, insurance and drugs is normally not as directly affected by economic changes.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated. The bonds present greater risk to principal and income than higher quality bonds.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $86 BILLION IN ASSETS, INCLUDING $49 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

     Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high - as our equity market has been for most of this year - they are vulnerable to relatively minor disappointments.

     As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

     But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market - resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

     But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

     Our recent experience supported many of the basic tenets of investing:

     - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

     - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

     - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

     Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                      NOW (10/31/97)      6 MONTHS AGO     1 YEAR AGO       2 YEARS AGO
    10-YEAR TREASURY RATE(1)                 6.03              6.71         6.2                5.93
    PRIME RATE(2)                            8.5               8.5          8.25               8.75
    INFLATION RATE(3)*                       2.15              2.5          2.99               2.74
    THE U.S. DOLLAR(4)                       7.62              6.55         3.46              -1.57
    CAPITAL GOODS ORDERS(5)*                14.97              8.17         7.71               5.13
    INDUSTRIAL PRODUCTION(5)*                5.52              4.39         3.27               2.35
    EMPLOYMENT GROWTH(6)*                    2.23              2.27         2.1                2.19

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commerical lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of September 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
Zurich Kemper Investments, Inc.

November 13, 1997

PERFORMANCE UPDATE

THE HIGH YIELD MARKET EXPERIENCED RECORD LEVELS OF NEW SUPPLY DURING THE FUND'S FISCAL YEAR OCTOBER 1, 1996, THROUGH SEPTEMBER 30, 1997. PORTFOLIO CO-MANAGERS HARRY RESIS AND MICHAEL MCNAMARA EXPLAIN THE DYNAMICS OF THIS RAPIDLY EXPANDING MARKET, ITS POTENTIAL IMPACT ON INVESTORS AND HOW THEY POSITIONED KEMPER HIGH YIELD FUND IN RESPONSE.

[MCNAMARA PHOTO]

Michael McNamara has been with Zurich Kemper Investments, Inc. (ZKI) since 1972 and is senior vice president of ZKI and portfolio co-manager of Kemper High Yield Fund. McNamara graduated with a bachelor's of science degree in business administration from the University of Missouri and earned an M.B.A. from Loyola University.

[RESIS PHOTO]

Harry Resis joined ZKI in 1988 and is senior vice president of ZKI and portfolio co-manager of Kemper High Yield Fund. Resis holds a bachelor's degree in finance from Michigan State University.

Q     HOW DID KEMPER HIGH YIELD FUND PERFORM DURING THE FISCAL YEAR?

A     We were pleased with Kemper High Yield Fund's performance. The fund's
Class A shares returned 13.69 percent (unadjusted for any sales charges) and
8.55 percent (adjusted for the maximum sales charge).

      As of September 30, 1997, the fund received a five-star "highest" overall ranking by Morningstar, Inc.* The fund also received a five-star rating in the taxable bond category for the three-year and five-year periods and was ranked against 1,309 and 713 funds respectively. Kemper High Yield Fund received four stars for the 10-year period and was ranked against 301 funds. Ten percent of the funds in a rating category receive five stars and the next 22.5 percent receive four stars.

      * Morningstar, Inc. proprietary ratings reflect risk-adjusted performance through September 30, 1997. Morningstar ratings are calculated from the funds' three-, five- and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

Q     WHAT WAS THE ENVIRONMENT LIKE FOR HIGH YIELD BONDS DURING THE FUND'S
FISCAL YEAR?

A     It was another strong year for high yield bonds, but we began to see some intermittent bouts of volatility enter the market. High yield supply grew phenomenally, reaching record levels and was met with strong demand. Much of the new supply, however, was lower quality issues (C-rated or lower). Since yield spreads in the market remained very tight, investors looked to these lower quality issues for higher rates of return.

      Strong corporate earnings, a strong economy with benign levels of inflation, and a lack of high yield defaults created a strong high yield market and fueled demand for lower quality, high yield bonds, in particular. For the most part, lower-quality issues outperformed B- and BB-rated high yield bonds during the year. However, as economic and market events impacted the high yield market, these lower-rated issues took much deeper plunges than the higher quality bonds.

Q     WHAT TYPE OF IMPACT DID THE FEDERAL RESERVE BOARD'S (THE FED'S) INTEREST
RATE INCREASE HAVE ON HIGH YIELD BONDS?

A     The Federal Reserve Board's 0.25 percent interest rate increase in late
March added to weakness that had already creeped into the market as a result of comments made by Federal Reserve Board Chairman Alan Greenspan. In February, Greenspan, who doesn't often discuss the high yield market, expressed his concern about the historically tight spreads in the market and whether or not the strong performance of high yield bonds

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE

could be sustained. He also commented that investors were acting with "irrational exuberance" and that the values of securities might be inflated.

      These remarks upset the high yield market, and planted a seed of doubt in many investors' minds. At about the same time, stronger than anticipated economic growth statistics were released and Greenspan intimated that a tightening of interest rates might be necessary to keep inflation at bay. In March, the Fed did increase short-term rates, which in-turn initiated a sharp sell-off in the securities markets and a widening of high yield spreads. The high yield market was hit harder than it might have been if Greenspan had not expressed his concern about the market's bull run. The high yield bonds that experienced the greatest losses were the riskier issues -- those C-rated and lower.

      However, the impact of Greenspan's remarks and the subsequent rate increase were short-lived and relatively minimal. The high yield market, along with the other securities markets, were well into recovery as quickly as April.

Q     WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A We managed the fund defensively early in 1997 because we believed that the economy was gaining momentum and that the Fed would most likely tighten interest rates in response. We reduced the fund's level of BB-rated bonds. BB-rated bonds are the highest quality securities that are still considered to be high yield, or below investment grade bonds. Reducing our BB holdings made sense because the closer a bond is to an investment-grade security, the more it tends to perform in-line with interest rates. And, as interest rates rise, the value of Treasuries and higher quality bonds tends to fall. We maintained a similar composition for the remainder of the year.

      In addition to altering the credit quality of the portfolio, we reduced our position in deferred interest bonds. Deferred interest bonds are purchased at a discount to their par value and do not start paying interest until later in the life of the loan. These securities have a longer duration and tend to perform poorly in a rising interest rate environment. Duration is a measurement of a security's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes. The shorter duration that resulted from the sale of these deferred interest bonds helped the fund's performance as interest rates jumped in March.

      Our primary investment strategy for this fund has always been to carefully select high yield bonds that are able to withstand market stresses. Our bond selection is based on extensive research that includes visiting issuing companies and meeting with their senior management, walking through factories, and talking to suppliers and customers.

Q     WHAT OTHER TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     We continued to move away from issues by companies that we considered to be deeply cyclical. Cyclical industries are those that produce or support the production of discretionary goods such as new homes or automobiles. Companies within these types of industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products.

      The fund is still heavily invested in cyclical holdings because of their long-term earnings potential. However, over the 12-month period, we focused on adding issues from companies that, although cyclical, have less cyclicality, or have some degree of independence from changes in the overall U.S. economy.

Q     WHAT'S YOUR OUTLOOK FOR THE HIGH YIELD MARKET?

A     We're quite optimistic about the long-term outlook for the high yield market. We anticipate a pick-up in defaults as some of the lower-quality new issues begin to mature. However, we believe that the current economic environment combined with the low rate of defaults are both positive indicators. We will continue to focus on adding issues from stable, fundamentally strong companies.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)


                                               1-YEAR   5-YEAR   10-YEAR      LIFE OF CLASS
-----------------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND CLASS A              8.55%   10.79%    11.06%       11.83%      (since 1/26/78)
-----------------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND CLASS B              9.72      N/A       N/A        10.80       (since 5/31/94)
-----------------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND CLASS A             12.88      N/A       N/A        11.43       (since 5/31/94)
-----------------------------------------------------------------------------------------------------------


                                [LINE GRAPH ]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper U.S. Government Securities Fund Class A FROM 1/1/80 THROUGH 9/30/97
-------------------------------------------------------------------------------

                                                        1/1/80         12/31/93         12/31/95        9/30/97
------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund Class A(1)                       10,000          60,046           69,313         86,373
Salomon Brothers Long-Term High Yield Bond Index+       10,000          60,336           76,089         91,455
Consumer Price Index++                                  10,000          19,009           20,013         20,965

                                [LINE GRAPH ]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper U.S. Government Securities Fund Class B FROM 5/31/94 THROUGH 9/30/97
-------------------------------------------------------------------------------

                                                        5/31/94         12/31/94         12/31/95        9/30/97
------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund Class B(1)                       10,000          10,005           11,640         14,080
Salomon Brothers Long-Term High Yield Bond Index+       10,000          10,160           13,141         16,005
Consumer Price Index++                                  10,000          10,149           10,407         10,902

                                [LINE GRAPH ]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper U.S. Government Securities Fund Class C FROM 5/31/94 THROUGH 9/30/97
-------------------------------------------------------------------------------

                                                        5/31/94         12/31/94         12/31/95        9/30/97
------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund Class C(1)                       10,000          10,031           10,160         10,149
Salomon Brothers Long-Term High Yield Bond Index+       10,000          11,677           13,141         10,407
Consumer Price Index++                                  10,000          14,347           16,005         10,902

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 3.5 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3 percent; 5-year, 1 percent; since inception, 0 percent and for Class C shares no adjustment for sales charge. For Class B shares, the maximum CDSC is 4 percent. For C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. When reviewing the performance chart, please note that the inception date for the Salomon Brothers Long-Term High Yield Bond Index is January 1, 1980. As a result, we are not able to illustrate the Life of Class performance (since January 1, 1978) for the Kemper High Yield Fund Class
    A shares. In comparing the performance of the fund to that of the Salomon Brothers Long-Term High Yield Bond Index and the Consumer Price Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

    The Fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than high-rated securities.

+ The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. Source is Salomon Brothers Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

PORTFOLIO STATISTICS

                                      [PIE CHART]
PORTFOLIO COMPOSITION*                ON 9/30/97              ON 9/30/96
 BONDS                                   93%                     91%
------------------------------------------------------------------------------------
CASH AND EQUIVALENTS                      3                       6
------------------------------------------------------------------------------------
U.S. TREASURIES                           2                       1
------------------------------------------------------------------------------------
PREFERRED AND COMMON STOCK                2                       2
------------------------------------------------------------------------------------
                                        100%                    100%

                                        [PIE CHART]
YEARS TO MATURITY                       ON 9/30/97              ON 9/30/96
CASH AND EQUIVALENTS                         3%                      6%
------------------------------------------------------------------------------------
    1-10                                    87                      84
------------------------------------------------------------------------------------
    11-20                                    8                       9
------------------------------------------------------------------------------------
    OVER 20                                  2                       1
------------------------------------------------------------------------------------
                                           100%                    100%

                                  [PIE CHART]

                 QUALITY                ON 9/30/97              ON 9/30/96
    AAA                                      2%                      2%
------------------------------------------------------------------------------------
    A                                       --                       1
------------------------------------------------------------------------------------
    BBB                                      2                      --
------------------------------------------------------------------------------------
    BB                                      15                      21
------------------------------------------------------------------------------------
    B                                       75                      68
------------------------------------------------------------------------------------
    OTHER                                    6                       8
------------------------------------------------------------------------------------
                                           100%                    100%

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND

Portfolio of Investments at September 30, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION                                                                 PRINCIPAL
                                                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BOND--1.6%               6.625%, 2002                                      $  76,500        $   78,341
                                       (Cost: $77,476)
                                       -----------------------------------------------------------------------------
CORPORATE OBLIGATIONS                  Airlines Pass Through Trust, 10.875%, 2019           21,130            24,194
AEROSPACE--2.4%                        Fairchild Corp., 12.00%, 2001                        33,715            34,052
                                       Howmet Inc., 10.00%, 2003                             4,510             4,893
                                       K & F Industries, Inc.
                                         11.875%, 2003                                      11,431            12,088
                                         10.375%, 2004                                      24,950            28,225
                                       Valujet, Inc., 10.25%, 2001                          14,000            13,020
                                       -----------------------------------------------------------------------------
                                                                                                             116,472
--------------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS             Affinity Group, Inc., 11.50%, 2003                   23,411            25,108
AND PUBLISHING--16.1%
                                       American Radio Systems, 9.00%, 2006                  18,490            19,623
                                    (b)Australis Holdings, 15.00%, 2002                     49,213            39,863
                                    (b)Bell Cablemedia, PLC
                                         11.95%, 2004                                       29,960            27,788
                                         11.875%, 2005                                       1,490             1,293
                                       Big Flower Press, Inc., 8.875%, 2007                 38,070            38,070
                                       Busse Broadcasting, 11.625%, 2000                    10,860            11,675
                                       CCA Holdings, 13.00%, 1999                           17,500            23,800
                                       Cablevision Systems Corp.
                                         9.25%, 2005                                         5,880             6,152
                                         8.125%, 2009                                       12,480            12,636
                                         9.875%, 2013                                        9,350            10,121
                                         10.50%, 2016                                       24,755            28,252
                                       Capstar Broadcasting
                                         9.25%, 2007                                         8,430             8,599
                                    (b)  12.75%, 2009                                       15,000            10,425
                                       Century Communications Corp., 8.75%, 2007             7,335             7,326
                                       (b)Charter Communications, 14.00%, 2007              30,410            22,960
                                       Comcast Corp., 9.125%, 2006                          34,485            37,028
                                    (b)Comcast UK Cable Partners, Ltd., 11.20%,
                                         2007                                               45,225            34,993
                                    (b)Diamond Cable Communications, PLC
                                         13.25%, 2004                                       11,560            10,129
                                         11.75%, 2005                                       25,285            18,948
                                         10.75%, 2007                                       14,420             9,409
                                       EZ Communications, 9.75%, 2005                        8,760             9,724
                                       Frontiervision
                                         11.00%, 2006                                       17,530            19,108
                                    (b)  11.875%, 2007                                      12,450             8,497
                                       Garden State Newspapers, 8.75%, 2009                 10,500            10,526
                                       Granite Broadcasting Corp., 10.375%, 2005             8,080             8,363
                                       Innova S De, R.L., 12.875%, 2007                     22,600            24,295
                                       Intermedia Capital Partners, 11.25%, 2006            20,880            23,020
                                    (b)International Cabletel, Inc., 12.75%,
                                         2005                                               57,960            46,730
                                       Multicanal Participacoes, 12.625%, 2004              13,330            15,130
                                       NTL, 10.00%, 2007                                     4,070             4,243
                                       Neodata Services, 12.00%, 2003                       23,290            25,386
                                       Newsquest Capital, PLC, 11.00%, 2006                 22,990            25,634
                                       Rogers Communications, 8.875%, 2007                  13,305            13,372
                                       Salem Communications Corp., 9.50%, 2007              12,490            12,677
                                       Sinclair Broadcasting Group, Inc., 10.00%,
                                         2003                                               26,040            27,082
                                       Sullivan Broadcasting
                                         10.25%, 2005                                        6,190             6,438
                                         13.25%, 2006                                       12,850            16,898

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
                                       Telewest Communications, PLC
                                       9.625%, 2006                                      $  22,005        $   22,885
                                    (b)  11.00%, 2007                                       41,443            31,082
                                    (b)UIH Australia Pacific, Inc., 14.00%, 2006            24,550            17,615
                                    (b)Videotron Holdings, PLC
                                       11.125%, 2004                                         7,825             7,297
                                       11.00%, 2005                                         14,600            12,684
                                       -----------------------------------------------------------------------------
                                                                                                             792,884
--------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--2.6%                Allied Waste Industries
                                       10.25%, 2006                                         12,970            14,202
                                    (b)  11.30%, 2007                                       26,805            18,110
                                       Corporate Express, Inc., 9.125%, 2004                18,760            19,041
                                       Intertek Finance, 10.25%, 2006                       13,190            13,849
                                       Outdoor Systems, Inc.
                                       9.375%, 2006                                         21,560            22,651
                                       8.875%, 2007                                         25,870            26,404
                                       Universal Outdoor Holdings, Inc., 9.75%,
                                         2006                                               14,570            15,553
                                       -----------------------------------------------------------------------------
                                                                                                             129,810
--------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                          Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--3.9%                        10.75%, 2003                                       15,080            16,362
                                       Atlantis Group, Inc., 11.00%, 2003                   25,355            25,989
                                       Hines Horticulture, 11.75%, 2005                     14,450            15,750
                                       Huntsman Package, 9.125%, 2007                        3,750             3,844
                                       NL Industries, Inc.
                                       11.75%, 2003                                         27,770            30,547
                                    (b)  13.00%, 2005                                       21,370            21,023
                                       Rexene Corp., 11.75%, 2004                           31,845            36,383
                                       Terra Industries, Inc., 10.50%, 2005                 12,200            13,298
                                       Texas Petrochemicals, 11.125%, 2006                  15,560            16,960
                                       UCC Investors Holdings, Inc., 10.50%, 2002           10,480            11,685
                                       -----------------------------------------------------------------------------
                                                                                                             191,841
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--12.3%                  Brooks Fiber Properties, Inc.
                                    (b)  10.875%, 2006                                      22,690            18,322
                                    (b)  11.875%, 2006                                      23,990            18,652
                                       10.00%, 2007                                          8,450             9,506
                                    (b)Call-Net Enterprises, Inc.
                                       13.25%, 2004                                          7,240             6,507
                                       9.27%, 2007                                          16,100            10,747
                                    (b)Cellular, Inc., 11.75%, 2003                         29,035            28,890
                                       Comcast Cellular Holdings, Inc., 9.50%, 2007         20,350            21,317
                                    (b)Comcel, 13.125%, with warrants, 2003                 30,800            25,348
                                       CommNet Cellular, 11.25%, 2005                       10,935            12,534
                                    (b)Dial Call Communications, 12.25%, 2004               19,420            18,206
                                       Dobson Communication Corp., 11.75%, 2007             17,000            16,787
                                       Econophone, Inc., 13.50%, 2007                       19,865            21,852
                                       Gabelli & Company, Inc., 9.75%, 2007                 22,570            23,473
                                       HighwayMaster Communications, Inc.,
                                         13.75%, 2005                                        8,340             8,736
                                    (b)ICG Holdings, 13.50%, 2005                           40,755            32,808
                                    (b)Intermedia Communications of Florida,
                                         Inc.
                                       12.50%, 2006                                         19,310            14,917
                                       11.25%, 2007                                         27,170            18,815
                                       MGC Communications, 13.00%, 2004                      8,100             8,404
                                       McLeod, Inc.
                                       9.25%, 2007                                          13,435            14,308
                                    (b)  10.50%, 2007                                       21,260            15,041

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
                                       Metronet Communications, 12.00%, 2007             $   8,280        $    9,191
                                    (b)Millicom International Cellular, S.A.,
                                         13.50%, 2006                                       34,590            26,894
                                    (b)Nextel Communications, 10.65%, 2007                  16,750            10,343
                                       Nextlink Communications, 12.50%, 2006                10,950            12,634
                                    (b)PTC International Finance, B.V., 10.75%,
                                         2007                                               18,370            12,032
                                    (b)PanAmSat, L.P., 11.375%, 2003                        31,615            31,220
                                       Primus Telecommunications Group, 11.75%,
                                         2004                                               13,050            13,898
                                       Rogers Cantel
                                       11.125%, 2002                                         4,712             4,882
                                       8.80%, 2007                                          11,670            11,670
                                       9.375%, 2008                                          3,130             3,341
                                       9.75%, 2016                                          17,625            19,211
                                       Telex Communication, 10.50%, 2007                     5,165             5,281
                                       USA Mobile Communications, Inc. II
                                       9.50%, 2004                                          10,370            10,318
                                       14.00%, 2004                                         12,010            13,631
                                       Vanguard Cellular Systems, 9.375%, 2006              23,390            24,238
                                       Western Wireless
                                       10.50%, 2006                                          9,055             9,508
                                       10.50%, 2007                                         18,300            19,215
                                       Winstar Equipment, 12.50%, 2004                      20,840            22,924
                                       -----------------------------------------------------------------------------
                                                                                                             605,601
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION                           American Standard, Inc., 9.25%, 2016                 17,615            18,408
MATERIALS--3.1%
                                    (b)Building Materials Corp. of America,
                                         11.75%, 2004                                       51,930            48,555
                                       Falcon Building Products, Inc.
                                       9.50%, 2007                                           6,410             6,618
                                    (b)  10.50%, 2007                                       16,310            10,357
                                       Nortek
                                       9.875%, 2004                                         14,255            14,718
                                       9.125%, 2007                                         19,880            20,079
                                       Triangle Pacific Corp., 10.50%, 2003                 26,565            28,225
                                       Waxman Industries, Inc.
                                    (b)  12.75%, 2004                                        6,510             5,729
                                       800,453 warrants expiring 2004                                          2,001
                                       -----------------------------------------------------------------------------
                                                                                                             154,690
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND                  AFC Enterprises, Inc., 10.25%, 2007                  14,530            15,220
SERVICES--10.3%
                                       AMF Group
                                       10.875%, 2006                                        47,547            52,747
                                    (b)  12.25%, 2006                                       23,990            18,142
                                       Avondale Mills, 10.25%, 2006                         23,400            25,389
                                       Bally Total Fitness Holdings, 9.875%, 1997           11,350            11,407
                                       Cinemark USA, Inc., 9.625%, 2008                     14,750            15,193
                                       Coinmach Corp., 11.75%, 2005                         36,420            40,426
                                       Commemorative Brands, 11.00%, 2007                   15,800            16,313
                                    (b)Dr. Pepper Bottling Holdings, Inc.,
                                         11.625%, 2003                                      22,209            22,320
                                       Doskocil Manufacturing Co., 10.125%, 2007            12,830            13,151
                                       Dyersburg Corp., 9.75%, 2007                          7,190             7,406
                                       HMH Properties
                                       9.50%, 2005                                          22,790            23,986
                                       8.875%, 2007                                         10,230            10,435
                                       Hedstrom Corp., 10.00%, 2007                          5,900             6,018
                                       Herff Jones, Inc., 11.00%, 2005                      15,640            17,048
                                       Hollywood Entertainment Corp., 10.625%, 2004         14,490            14,834
                                       Hollywood Theaters, Inc., 10.625%, 2007               6,280             6,673

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
                                       Kinder-Care Learning Centers, 9.50%, 2009         $  41,550        $   40,615
                                       NBTY, Inc., 8.625%, 2007                              4,150             4,119
                                       Nine West Group, 9.00%, 2007                          9,950            10,025
                                       Premier Parks, Inc., 12.00%, 2003                     8,900             9,901
                                       Regal Cinemas, 8.50%, 2007                            5,000             5,013
                                    (b)Six Flags Theme Park, 12.25%, 2005                   54,395            56,979
                                       Van De Kamps, Inc., 12.00%, 2005                     13,945            15,549
                                       West Point Stevens, Inc.
                                         8.75%, 2005                                        10,000            10,400
                                         9.375%, 2005                                       34,045            35,747
                                       Windy Hill Pet Food Company, Inc., 9.75%,
                                         2007                                                4,020             4,161
                                       -----------------------------------------------------------------------------
                                                                                                             509,217
--------------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--4.2%            Dade International Inc., 11.125%, 2006               27,400            30,688
                                       Genesis Eldercare, 9.00%, 2007                       21,505            21,424
                                       Graham-Field Health, 9.75%, 2007                      8,340             8,715
                                       Integrated Health Services, Inc.
                                         9.50%, 2007                                        14,400            14,814
                                         9.25%, 2008                                        17,300            17,560
                                       Magellan Health Services, 11.25%, 2004               25,020            27,741
                                       Packard Bioscience, 9.375%, 2007                     14,880            15,178
                                       Regency Health, 9.875%, 2002                          4,140             4,575
                                       Tenet Healthcare
                                         8.00%, 2005                                         9,920            10,118
                                         10.125%, 2005                                      37,405            40,865
                                         8.625%, 2007                                        9,810            10,129
                                       Vencor, 8.625%, 2007                                  6,680             6,776
                                       -----------------------------------------------------------------------------
                                                                                                             208,583
--------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                     Belco Oil & Gas, 8.875%, 2007                        10,800            10,881
SERVICES--6.9%
                                       Bellweather Exploration Co., 10.875%, 2007           14,410            15,581
                                       Benton Oil & Gas Co., 11.625%, 2003                  19,835            21,843
                                       Coda Energy, 10.50%, 2006                            23,610            25,145
                                       Dailey Petro Service, 9.75%, 2007                    11,620            12,085
                                       Ferrellgas Partners, L.P., 9.375%, 2006              16,760            17,430
                                       Flores & Rucks, Inc., 9.75%, 2006                     9,000             9,574
                                       Forcenergy Gas Exploration
                                         9.50%, 2006                                        23,260            24,423
                                         8.50%, 2007                                        24,015            23,865
                                       Forman Petroleum Corp., 13.50%, 2004                  8,450             8,492
                                       National Energy Corp., 10.75%, 2006                  11,620            12,056
                                       Pacalta Resources, Ltd., 10.75%, 2004                21,495            22,570
                                       Parker Drilling Corp., 9.75%, 2006                   18,310            19,592
                                       Plains Resources, 10.25%, 2006                       15,590            16,837
                                       Rutherford-Moran Oil Corp., 10.75%, 2004              9,120             9,439
                                       Stone Energy Corp., 8.75%, 2007                      10,000             9,925
                                       United Meridian Corp., 10.375%, 2005                 25,495            27,758
                                       Vintage Petroleum
                                         9.00%, 2005                                        28,420            29,308
                                         8.625%, 2009                                        4,020             4,075
                                       Wiser Oil Co., 9.50%, 2007                           20,780            20,157
                                       -----------------------------------------------------------------------------
                                                                                                             341,036
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                    Continental Homes Holding, 10.00%, 2006           $  15,620        $   16,635
HOME BUILDERS AND                      DVI, Inc., 9.875%, 2004                               8,570             8,870
REAL ESTATE--3.4%                      Del Webb Corp., 9.75%, 2008                          14,850            15,147
                                       Forecast Group, L.P., 11.375%, 2000                  10,895            10,459
                                       Fortress Group, 13.75%, 2003                         14,080            15,734
                                       Hovnanian Enterprises, 11.25%, 2002                  27,557            29,073
                                       Kaufman & Broad Home Corp., 9.625%, 2006             13,760            14,310
                                       J.M. Peters Co., 12.75%, 2002                         2,415             2,487
                                       Presley Cos., 12.50%, 2001                           23,195            22,093
                                       UDC Homes, 12.50%, 2000                              13,270            13,536
                                       Williams Scotsman, Inc., 9.875%, 2007                20,600            20,857
                                       -----------------------------------------------------------------------------
                                                                                                             169,201
--------------------------------------------------------------------------------------------------------------------
HOTELS AND GAMING--2.1%                Eldorado Resorts, 10.50%, 2006                       16,040            17,644
                                       Empress River Casino, 10.75%, 2002                   17,573            18,935
                                       Harvey's Casino Resorts, 10.625%, 2006               11,580            12,680
                                       Players International, 10.875%, 2005                  9,765            10,497
                                       Trump Atlantic City, 11.25%, 2006                    46,705            45,304
                                       -----------------------------------------------------------------------------
                                                                                                             105,060
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                  Aftermarket Technology, 12.00%, 2004                 16,624            18,536
AND MINING--11.8%                      Alvey Systems, 11.375%, 2003                          5,715             6,001
                                       Bar Technologies, 13.50%, with warrants,
                                         2001                                               16,335            18,116
                                       Bucyrus International, Inc., 9.75%, 2007              8,340             8,413
                                       Collins & Aikman Corp., 11.50%, 2006                 26,400            30,162
                                       Crain Industries, Inc., 13.50%, 2005                 19,500            22,328
                                       Day International Group, Inc., 11.125%, 2005         25,025            26,777
                                       Delco Remy International, 10.625%, 2006              26,115            28,041
                                       Euramax International, PLC, 11.25%, 2006             23,595            25,896
                                       Fairfield Manufacturing Co., 11.375%, 2001           13,160            13,983
                                       Foamex, L.P., 9.875%, 2007                           22,770            23,681
                                       GS Technologies
                                         12.00%, 2004                                        5,875             6,440
                                         12.25%, 2005                                        8,970            10,024
                                       Hayes Wheels International, Inc., 11.00%,
                                         2006                                               23,070            25,838
                                       IMO Industries, 11.75%, 2006                         22,940            24,890
                                       Johnstown American, 11.75%, 2005                      9,880            10,670
                                       JPS Automotive Products Corp., 11.125%, 2001         27,270            29,861
                                       Knoll, Inc., 10.875%, 2006                           10,062            11,219
                                       MMI Products, Inc., 11.25%, 2007                      7,090             7,728
                                       Motors and Gears, Inc., 10.75%, 2006                 17,250            18,458
                                       Neenah Corp., 11.125%, 2007                          20,150            21,963
                                       Newflo Corp., 13.25%, 2002                           17,850            18,921
                                       Oxford Automotive, Inc., 10.125%, 2007                5,740             5,984
                                       Renco Metals, 11.50%, 2003                           29,715            31,944
                                       Spinnaker Industries, 10.75%, 2006                   23,070            24,166
                                       Thermadyne Industries, Inc.
                                         10.25%, 2002                                       12,226            12,791
                                         10.75%, 2003                                       10,536            11,366
                                       UCAR Global, 12.00%, 2005                            35,060            39,837
                                       Venture Holdings, 9.50%, 2005                        16,730            16,730
                                       WCI Steel, Inc., 10.00%, 2004                        10,880            11,560
                                       Weirton Steel Corp., 11.375%, 2004                    5,090             5,548
                                       Wells Aluminum Corp., 10.125%, 2005                  15,130            15,887
                                       -----------------------------------------------------------------------------
                                                                                                             583,759
--------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS,                BPC Holding Corp., 12.50%, 2006                      12,240            13,525
AND CONTAINERS--7.8%
                                       BWAY Corp., 10.25%, 2007                             14,060            15,396
                                       Berry Plastics Corp., 12.25%, 2004                   20,499            22,600

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
                                                                                          PRINCIPAL
                                                                                            AMOUNT             VALUE
                                       Container Corporation of America, 11.25%,
                                         2004                                            $   7,730        $    8,580
                                       Fonda Group, 9.50%, 2007                             11,730            11,437
                                       Gaylord Container Corp.
                                         9.75%, 2007                                        11,280            11,421
                                         12.75%, 2005                                       20,850            22,726
                                       Maxxam Group, Inc.
                                         11.25%, 2003                                       24,325            25,541
                                    (b)  12.25%, 2003                                        7,265             7,120
                                       National Fiberstock Corp., 11.625%, 2002             11,810            12,460
                                       Owens-Illinois, Inc., 9.95%, 2004                    13,062            13,748
                                       Pindo Deli Finance Mauritius, Ltd., 10.75%,
                                         2007                                                8,100             8,232
                                       Plastic Container, 10.00%, 2006                         960             1,022
                                       Printpack, Inc.
                                         9.875%, 2004                                        8,440             8,946
                                         10.625%, 2006                                      21,920            23,674
                                       Riverwood International
                                         10.25%, 2006                                       19,880            20,377
                                         10.625%, 2007                                       9,340             9,760
                                         10.875%, 2008                                      61,480            61,326
                                       Specialty Paperboard, 9.375%, 2006                   13,370            13,905
                                       Stone Container Corp.
                                         9.875%, 2001                                       24,740            25,111
                                         12.25%, 2002                                        3,280             3,395
                                         11.50%, 2006                                       11,480            12,054
                                       Tjiwi Kimia Finance Mauritius, Ltd., 10.00%,
                                         2004                                                7,800             7,644
                                       U.S. Can Corp., 10.125%, 2006                        24,455            25,922
                                       -----------------------------------------------------------------------------
                                                                                                             385,922
--------------------------------------------------------------------------------------------------------------------
RETAILING--4.6%
                                       Ameriking, 10.75%, 2006                              15,635            16,573
                                       Cole National Group
                                       9.875%, 2006                                          3,760             4,014
                                       8.625%, 2007                                         14,830            14,811
                                    (a)Color Tile, Inc., 10.75%, 2001                       20,480               307
                                       Dominick's Finer Foods, 10.875%, 2005                 3,600             4,122
                                       Emergent Group, 10.75%, 2004                          8,340             8,491
                                       Finlay Fine Jewelry Corp., 10.625%, 2003             27,300            28,938
                                       Flagstar Corp.
                                       10.75%, 2001                                         12,880            13,252
                                       10.875%, 2002                                         7,900             8,169
                                       Guitar Center Management, 11.00%, 2006               15,050            16,706
                                       Krystal Co., 10.25%, 2007                             5,820             5,936
                                       Pamida Holdings, 11.75%, 2003                        21,845            21,845
                                       Pathmark Stores
                                       12.625%, 2002                                        18,100            18,643
                                       9.625%, 2003                                          8,125             8,044
                                       Petro Stopping Centers, 10.50%, 2007                 26,000            27,170
                                       Riddell Sports, Inc., 10.50%, 2007                   10,410            10,878
                                       TravelCenters of America, Inc., 10.25%, 2007         16,830            17,671
                                       -----------------------------------------------------------------------------
                                                                                                             225,570
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.0%                       Communication and Power Industry, Inc.,
                                         12.00%, 2005                                        7,975             8,892
                                       EV International, 11.00%, 2007                       13,930            14,348
                                       L-3 Communucation Corp., 10.375%, 2007                7,220             7,762
                                       Viasystems, Inc., 9.75%, 2007                        16,740            17,493
                                       -----------------------------------------------------------------------------
                                                                                                              48,495

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT OR        VALUE
                                                                                     NUMBER OF SHARES
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--.9%                     Espirito Santo Centrais Eletricas, S.A.,
                                         10.00%, 2007                                    $  14,600        $   14,600
                                       TFM, S.A. de C.V., 10.25%, 2007                      19,920            21,065
                                    (b)Transtar Holdings, L.P., 13.375%, 2003               10,100             8,686
                                                                                                              44,351
                                       -----------------------------------------------------------------------------
                                       TOTAL CORPORATE OBLIGATIONS--93.4%
                                       (Cost: $4,381,616)                                                  4,612,492
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                   Benedek Unit, PIK, preferred with warrants           90,000shs.        11,295
STOCKS--1.8%
                                    (a)Capital Pacific Holdings                             54,431                54
                                       Clark USA, PIK, preferred                            41,400             4,243
                                       Computervision Corp.                              3,112,436            11,477
                                       Crown American Realty Trust, preferred              250,000            13,375
                                    (a)EchoStar Communications Corp.                       218,250             5,293
                                       Empire Gas Corp.                                     31,795               159
                                       Foamex International                                 16,620               465
                                    (a)Gaylord Container Corp.                           1,805,934            15,350
                                       Gulf States Steel                                    29,670               148
                                    (a)Intelcom Group, Inc.                                 67,617               879
                                    (a)Intermedia Communications of Florida,
                                         Inc.                                               16,300             1,239
                                    (a)Sinclair Capital, preferred                         210,400            22,828
                                    (a)Sullivan Broadcasting                               205,600             2,056
                                       -----------------------------------------------------------------------------
                                       TOTAL COMMON AND PREFERRED STOCKS--1.8%
                                       (Cost: $66,140)                                                        88,861
                                       -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                           Yields--5.53% to 5.71%
INSTRUMENTS--1.0%
                                       Due--October 1997
                                       (Cost: $52,422)                                   $  52,500            52,422
                                       -----------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--97.8%
                                       (Cost: $4,577,654)                                                  4,832,116
                                       -----------------------------------------------------------------------------
                                       CASH AND OTHER ASSETS, LESS LIABILITIES--2.2%                         107,186
                                       -----------------------------------------------------------------------------
                                       NET ASSETS--100%                                                   $4,939,302
                                       -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

Based on the cost of investments of $4,577,654,000 for federal income tax purposes at September 30, 1997, the gross unrealized appreciation was $281,187,000, the gross unrealized depreciation was $26,725,000 and the net unrealized appreciation on investments was $254,462,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HIGH YIELD FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Yield Fund as of September 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Yield Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1997
(IN THOUSANDS)

 ASSETS
Investments, at value
(Cost: $4,577,654)                                              $4,832,116
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  21,508
--------------------------------------------------------------------------
  Investments sold                                                  44,471
--------------------------------------------------------------------------
  Interest                                                         108,841
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,006,936
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                       3,366
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               5,296
--------------------------------------------------------------------------
  Investments purchased                                             54,289
--------------------------------------------------------------------------
  Management fee                                                     2,132
--------------------------------------------------------------------------
  Distribution services fee                                            882
--------------------------------------------------------------------------
  Administrative services fee                                          880
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               656
--------------------------------------------------------------------------
  Trustees' fees and other                                             133
--------------------------------------------------------------------------
    Total liabilities                                               67,634
--------------------------------------------------------------------------
NET ASSETS                                                      $4,939,302
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $4,745,654
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (151,713)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         254,462
--------------------------------------------------------------------------
Undistributed net investment income                                 90,899
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $4,939,302
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($3,462,790 / 407,389 shares outstanding)                          $8.50
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $8.90
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,316,902 / 155,073 shares outstanding)                          $8.49
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($125,074 / 14,689 shares outstanding)                             $8.52
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($34,536 / 4,063 shares outstanding)                               $8.50
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended September 30, 1997
(IN THOUSANDS)

 NET INVESTMENT INCOME
  Interest                                                      $445,055
------------------------------------------------------------------------
  Dividends                                                        1,499
------------------------------------------------------------------------
    Total investment income                                      446,554
------------------------------------------------------------------------
Expenses:
  Management fee                                                  23,419
------------------------------------------------------------------------
  Distribution services fee                                        9,582
------------------------------------------------------------------------
  Administrative services fee                                      9,596
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           6,774
------------------------------------------------------------------------
  Professional fees                                                   90
------------------------------------------------------------------------
  Reports to shareholders                                            600
------------------------------------------------------------------------
  Trustees' fees and other                                           268
------------------------------------------------------------------------
    Total expenses                                                50,329
------------------------------------------------------------------------
NET INVESTMENT INCOME                                            396,225
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sales of investments                         (948)
------------------------------------------------------------------------
  Net realized loss from futures transactions                       (997)
------------------------------------------------------------------------
    Net realized loss                                             (1,945)
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           178,138
------------------------------------------------------------------------
Net gain on investments                                          176,193
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $572,418
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED SEPTEMBER 30,
                                                                   1997                 1996
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income                                         $  396,225              336,758
-----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          (1,945)              42,422
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            178,138               66,471
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               572,418              445,651
-----------------------------------------------------------------------------------------------
Net equalization credits                                            12,110                7,259
-----------------------------------------------------------------------------------------------
Distribution from net investment income                           (416,460)            (338,218)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       674,295              454,293
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       842,363              568,985
-----------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of year                                                4,096,939            3,527,954
-----------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$90,899 and $99,021, respectively)                              $4,939,302            4,096,939
-----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE      Kemper High Yield Fund is an open-end diversified
     FUND                    management investment company organized as a
                             business trust under the laws of Massachusetts. The
                             Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without any initial sales charges but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.
                             Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Fixed income securities are valued by using
                             market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1997, amounting to approximately $151,654,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $23,419,000 for the year ended September 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                                                ALLOWED BY ZKDI
                                                                         COMMISSIONS      ----------------------------
                                                                       RETAINED BY ZKDI   TO ALL FIRMS   TO AFFILIATES
                                                                       ----------------   ------------   -------------
                                          Year ended September 30, 1997    $1,714,000       11,779,000       181,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                            DISTRIBUTION FEES      COMMISSIONS AND
                                                                                AND CDSC        DISTRIBUTION FEES PAID
                                                                            RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                                            -----------------   ----------------------
                                          Year ended September 30, 1997           $11,113,000           17,522,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these

NOTES TO FINANCIAL STATEMENTS

                             services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                  ASF PAID BY ZKDI
                                                                          ASF PAID BY THE   ----------------------------
                                                                           FUND TO ZKDI     TO ALL FIRMS   TO AFFILIATES
                                                                          ---------------   ------------   -------------
                                          Year ended September 30, 1997      $9,596,000       10,067,000       49,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $4,802,000 for the year ended September 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $49,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT              For the year ended September 30, 1997, investment
     TRANSACTIONS            transactions (excluding short term instruments) are
                             as follows (in thousands):

                             Purchases                                $5,497,888

                             Proceeds from sales                       4,757,024
--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                         1997                                 1996
                                                              ---------------------------           -------------------------
                                                               SHARES           AMOUNT               SHARES          AMOUNT
                                        SHARES SOLD
                                        Class A                 190,692       $ 1,527,552             119,890       $ 932,368
                                       --------------------------------------------------------------------------------------
                                        Class B                 109,720           900,384              71,697         573,147
                                       --------------------------------------------------------------------------------------
                                        Class C                  16,667           137,204               8,808          70,603
                                       --------------------------------------------------------------------------------------
                                        Class I                  12,114           100,487               2,785          22,315
                                       --------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  22,581           187,057              18,832         151,343
                                       --------------------------------------------------------------------------------------
                                        Class B                   7,931            65,657               6,906          55,478
                                       --------------------------------------------------------------------------------------
                                        Class C                     686             5,708                 299           2,414
                                       --------------------------------------------------------------------------------------
                                        Class I                     367             3,044                 300           2,407
                                       --------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (175,031)       (1,410,231)           (112,436)       (879,849)
                                       --------------------------------------------------------------------------------------
                                        Class B                 (80,748)         (661,407)            (52,980)       (422,563)
                                       --------------------------------------------------------------------------------------
                                        Class C                  (9,742)          (80,133)             (4,106)        (32,901)
                                       --------------------------------------------------------------------------------------
                                        Class I                 (12,153)         (101,027)             (2,554)        (20,469)
                                       --------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  15,517           129,053              15,982         129,116
                                       --------------------------------------------------------------------------------------
                                        Class B                 (15,533)         (129,053)            (16,001)       (129,116)
                                       --------------------------------------------------------------------------------------
                                        Net increase from
                                        capital share
                                        transactions                          $   674,295                           $ 454,293
                                       --------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            -----------------------------------------------------------
                                                                                        Class A
                                                            -----------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                            1997          1996          1995          1994         1993
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $8.23          8.01          7.74         8.12          7.86
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .76           .76           .83          .73           .81
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .31           .23           .20         (.35)          .23
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.07           .99          1.03          .38          1.04
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                 .80           .77           .76          .76           .78
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $8.50          8.23          8.01         7.74          8.12
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                13.69%        13.00         14.10         4.64         13.92
 RATIOS TO AVERAGE NET ASSETS
Expenses                                                      .88%          .88           .90          .86           .80
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                        9.18%         9.45         10.74         9.22         10.22
----------------------------------------------------------------------------------------------------------------------------

                                                            -----------------------------------------------------------
                                                                                      Class B
                                                            -----------------------------------------------------------
                                                                       YEAR ENDED                       MAY 31 TO
                                                                      SEPTEMBER 30,                   SEPTEMBER 30,
                                                            1997          1996          1995              1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $8.22          8.00          7.73             7.96
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .69           .69           .76              .23
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .31           .23           .20             (.23)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.00           .92           .96               --
-----------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                 .73           .70           .69              .23
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $8.49          8.22          8.00             7.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               12.72%        12.02         13.09               --
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                     1.76%         1.77          1.77             1.80
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                        8.30%         8.56          9.87             8.70
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                     Class C
                                                      YEAR ENDED SEPTEMBER
                                                               30,               MAY 31 TO
                                                     -----------------------   SEPTEMBER 30,
                                                     1997     1996     1995        1994
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $8.24     8.02     7.75       7.96
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .70      .69      .77        .25
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .31      .23      .20       (.23)
--------------------------------------------------------------------------------------------
Total from investment operations                      1.01      .92      .97        .02
--------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                               .73      .70      .70        .23
--------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.52     8.24     8.02       7.75
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        12.88%   12.06    13.13        .27
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                              1.71%    1.71     1.71       1.74
--------------------------------------------------------------------------------------------
Net investment income                                 8.35%    8.62     9.93       8.75
--------------------------------------------------------------------------------------------

                                                     --------------------------------------
                                                                    Class I
                                                     --------------------------------------
                                                       YEAR ENDED     DECEMBER 29, 1994
                                                     SEPTEMBER 30,    TO SEPTEMBER 30,
                                                     1997     1996          1995
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $8.23     8.01          7.55
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .78      .78           .66
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .31      .23           .39
-------------------------------------------------------------------------------------------
Total from investment operations                      1.09     1.01          1.05
-------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                               .82      .79           .59
-------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.50     8.23          8.01
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        13.96%   13.32         14.37
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                               .62%     .61           .61
-------------------------------------------------------------------------------------------
Net investment income                                 9.44%    9.72         10.70
-------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                   YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------
                                                   1997        1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)        $4,939,302   4,096,939   3,527,954   3,152,029   1,957,524
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    91%        102          99          93         101
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES & OFFICERS

TRUSTEES                             OFFICERS

STEPHEN B. TIMBERS                   MICHAEL A. MCNAMARA
President and Trustee                Vice President

DAVID W. BELIN                       CHARLES R. MANZONI, JR.
Trustee                              Vice President

LEWIS A. BURNHAM                     JOHN E. NEAL
Trustee                              Vice President

DONALD L. DUNAWAY                    ROBERT C. PECK, JR.
Trustee                              Vice President

ROBERT B. HOFFMAN                    HARRY E. RESIS, JR.
Trustee                              Vice President

DONALD R. JONES                      PHILIP J. COLLORA
Trustee                              Vice President
                                     and Secretary

SHIRLEY D. PETERSON                  JEROME L. DUFFY
Trustee                              Treasurer

WILLIAM P. SOMMERS                   ELIZABETH C. WERTH
Trustee                              Assistant Secretary


--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           ZURICH KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
--------------------------------------------------------------------------------
INVESTMENT MANAGER                    ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER                 ZURICH KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL
                                      60606
                                      www.kemper.com



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Printed on recycled paper.

This report is not to be distributed unless preceded or accompanied by a Kemper Fixed Income
Fund prospectus.

KHYF - 2 (11/97)   1039830
Printed in the U.S.A.

                                                            [KEMPER FUNDS LOGO]
                                  Long-term investing in a short-term world(SM)